                                                                    EXHIBIT 25.1

--------------------------------------------------------------------------------
                                                    Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               -------------------

                                    FORM T-1

                               -------------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              ---------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                               -------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

303 PEACHTREE STREET, N.E.
30TH FLOOR
ATLANTA, GEORGIA                       30308                58-0466330
(Address of principal executive     (Zip Code)   (I.R.S. employer identification
offices)                                                      number)

                               -------------------

                                BARTON DONALDSON
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                  404-588-7266
            (Name, address and telephone number of agent for service)

                               -------------------

                                 ASSURANT, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                     39-1126612
  (State or other jurisdiction                 (IRS employer identification no.)
of incorporation or organization)

ONE CHASE MANHATTAN PLAZA, 41ST FLOOR
          NEW YORK, NEW YORK                                 10005
(Address of principal executive offices)                   (Zip Code)

                               -------------------

                              5.625% NOTES DUE 2014

                       (Title of the indenture securities)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.       General information.

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  2990 BRANDYWINE ROAD, SUITE 200
                  ATLANTA, GEORGIA 30341-5565

                  FEDERAL RESERVE BANK OF ATLANTA
                  1000 PEACHTREE STREET, N.E.
                  ATLANTA, GEORGIA 30309-4470

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  550 17TH STREET, N.W.
                  WASHINGTON, D.C. 20429-9990

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12. NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH AND INCLUDING 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b) BELOW, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH SUNTRUST BANK IS TRUSTEE.

13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                  THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS
                  INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is a trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                  THERE HAS NOT BEEN ANY DEFAULT UNDER ANY INDENTURE UNDER WHICH SUNTRUST BANK IS TRUSTEE.

14-15. NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b) ABOVE, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH SUNTRUST BANK IS TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-104621 filed by AMVESCAP PLC).

         (2) A copy of the certificate of authority of the trustee to commence business (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee (as amended and restated August 13, 2002) (Exhibit 4 to Form T-1, Registration No. 333-104621 filed by AMVESCAP PLC).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 2003.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the fourth day of May, 2004.

                                        SUNTRUST BANK

                                        By:/s/ B.A. Donaldson
                                           -------------------------------------
                                                B.A. Donaldson
                                                Vice President

                              EXHIBIT 1 TO FORM T-1

                       ARTICLES OF AMENDMENT AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 1 to Form T-1,
               Registration No. 333-104621 filed by AMVESCAP PLC)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

              (Incorporated by reference to Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                SUNTRUST BANK TO EXERCISE CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 4 to Form T-1,
               Registration No. 333-104621 filed by AMVESCAP PLC)

                              EXHIBIT 5 TO FORM T-1

                     (INTENTIONALLY OMITTED. NOT APPLICABLE)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of 5.625% Notes due 2014 of Assurant, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        SUNTRUST BANK

                                        By:/s/ B.A. Donaldson
                                           -------------------------------------
                                                B.A. Donaldson
                                                Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK                                                          FFIEC 031
Legal Title of Bank                                                         RC-1
ATLANTA                                                                      12
City
GA                30302
State             Zip Code

Transmitted to InterCept on 01/30/2004. Confirmation Number - 0016321

FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                         Dollar Amounts in Thousands  RCFD     Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
     a. Noninterest-bearing balances and currency and coin (1) .....................  0081    4,160,723     1.a
     b. Interest-bearing balances (2) ..............................................  0071       22,250     1.b
2. Securities:
     a. Held-to-maturity securities (from Schedule RC-B, column A) .................  1754            0     2.a
     b. Available-for-sale securities (from Schedule RC-B, column D)................  1773   23,084,151     2.b
3. Federal funds sold and securities purchased under agreements to resell: RCON
     a. Federal funds sold in domestic offices .....................................  B987      545,975     3.a
                                                                                      RCFD
     b. Securities purchased under agreements to resell (3) ........................  B989    3,399,256     3.b
4.   Loans and lease financing receivables (from Schedule RC-C):
     a. Loans and leases held for sale .............................................  5369    5,552,060     4.a
     b. Loans and leases, net of unearned income .............  B528    80,886,025                          4.b
     c. LESS: Allowance for loan and lease losses ............  3123       934,842                          4.c
     d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c).  B529   79,951,183     4.d
5.   Trading assets (from Schedule RC-D) ...........................................  3545    1,366,262     5
6.   Premises and fixed assets (including capitalized leases) ......................  2145    1,350,698     6
7.   Other real estate owned (from Schedule RC-M) ..................................  2150       23,553     7
8.   Investments in unconsolidated subsidiaries and associated companies
         (from Schedule RC-M).......................................................  2130            0     8
9.   Customers' liability to this bank on acceptances outstanding ..................  2155       63,014     9
10.  Intangible assets:
     a. Goodwill ...................................................................  3163      883,189     10.a
     b. Other intangible assets (from Schedule RC-M)................................  0426      631,929     10.b
11. Other assets (from Schedule RC-F)...............................................  2160    3,419,324     11
12. Total assets (sum of items 1 through 11) .......................................  2170  124,453,567     12

---------------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

SUNTRUST BANK                                                          FFIEC 031
Legal Title of Bank                                                         RC-1
Transmitted to InterCept on 01/30/2004. Confirmation Number - 0016321        13
FDIC Certificate Number - 00867

SCHEDULE RC -- CONTINUED

                                                                Dollar Amounts in Thousands     RCFD     Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E                RCON
          part I)............................................................................   2200   76,470,435     13.a
     (1) Noninterest-bearing (1) .............................  6631    11,123,455                                    3.a.1
     (2) Interest-bearing ....................................  6636    65,346,980                                    3.a.2
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                           RCFN
        (from Schedule RC-E, part II) .......................................................   2200    5,098,488     13.b
     (1) Noninterest-bearing .................................  6631             0                                    3.b.1
     (2) Interest-bearing ....................................  6636     5,098,488                                    13.b.2
14.  Federal funds purchased and securities sold under agreements to repurchase:                RCON
     a. Federal funds purchased in domestic offices (2) .....................................   B993    4,468,779     14.a
                                                                                                RCFD
     b. Securities sold under agreements to repurchase (3) ..................................   B995    8,393,215     14.b
15.  Trading liabilities (from Schedule RC-D) ...............................................   3548    1,043,622     15
16. Other borrowed money (includes mortgage indebtedness and obligations under
       capitalized leases) (from Schedule RC-M) .............................................   3190   13,508,694     16
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding ...............................   2920       63,014     18
19.  Subordinated notes and debentures(4) ...................................................   3200    2,150,286     19
20.  Other liabilities (from Schedule RC-G) .................................................   2930    2,386,963     20
21.  Total liabilities (sum of items 13 through 20) .........................................   2948  113,583,496     21
22.  Minority interest in consolidated subsidiaries .........................................   3000    1,013,515     22
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ..........................................   3838            0     23
24.  Common stock ...........................................................................   3230       21,600     24
25.  Surplus (exclude all surplus related to preferred stock) ...............................   3839    3,178,465     25
26.  a. Retained earnings ...................................................................   3632    5,734,769     26.a
     b. Accumulated other comprehensive income (5) ..........................................   B530      921,722     26.b
27.  Other equity capital components (6) ....................................................   A130            0     27
28.  Total equity capital (sum of items 23 through 27) ......................................   3210    9,856,556     28
29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)..   3300  124,453,567     29

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the bank by........    RCFD    NUMBER
   independent external auditors as of any date during 2002.................................    6724       N/A   M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =  Review of the bank's financial statements by external auditors

7 =  Compilation of the bank's financial statements by external auditors

8 =  Other audit procedures (excluding tax preparation work)

9 =  No external audit work

---------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1

                     (INTENTIONALLY OMITTED. NOT APPLICABLE)

                              EXHIBIT 9 TO FORM T-1

                     (INTENTIONALLY OMITTED. NOT APPLICABLE)